Exhibit 10.1

FIFTH AMENDMENT TO COMBINED CREDIT AGREEMENTS

THIS FIFTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of January 13, 2006 (this “Amendment”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), MGV ENERGY INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the “U.S. Lenders”), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the “Canadian Lenders”, and together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent (in such capacity, together with its successors in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”), BNP PARIBAS and BANK OF AMERICA, N.A., as Co-Global Syndication Agents, and FORTIS CAPITAL CORP. and THE BANK OF NOVA SCOTIA, as Co-Global Documentation Agents.

W  I  T  N  E  S  S  E  T  H:

1. The U.S. Borrower, the Global Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the U.S. Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by (i) that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004, (ii) that certain Second Amendment to Combined Credit Agreements dated as of January 11, 2005, (iii) that certain Third Amendment to Combined Credit Agreements dated as of June 17, 2005, and (iv) that certain Fourth Amendment to Combined Credit Agreements dated as of November 30, 2005 (as amended, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the Canadian Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by (i) that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004, (ii) that certain Second Amendment to Combined Credit Agreements dated as of January 11, 2005, (iii) that certain Third Amendment to Combined Credit Agreements dated as of June 17, 2005, and (iv) that certain Fourth Amendment to Combined Credit Agreements dated as of November 30, 2005 (as amended, the “Canadian Credit Agreement”, and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrower.

3. The parties to the Combined Credit Agreements intend to amend the U.S. Credit Agreement as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I. Amendment to U.S. Credit Agreement. Section 7.14 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

“ SECTION 7.14 Subordinated Debt, Senior Notes and Falcon Seaboard Settlement Agreement. In addition to the other restrictions contained in this Article VII, the Borrower will not, nor will the Borrower permit any other Loan Party to, directly or indirectly, (a) make any payment of principal or any other item of any Subordinated Debt or Senior Notes (other than accrued interest thereon and, as referenced in the definition of “Subordinated Obligations” contained in the Subordinated Note Purchase Agreement, expenses in accordance with the terms thereof) or payment in respect of the purchase, repurchase, redemption or defeasance of principal or such other item of Subordinate Debt or Senior Notes (other than accrued interest thereon and, as referenced in the definition of “Subordinated Obligations” contained in the Subordinated Note Purchase Agreement, expenses in accordance with the terms thereof) at any time prior to the earlier of (i) the termination of all Commitments and Canadian Commitments, the payment and performance in full of the Combined Obligations, the termination or expiration of all Letters of Credit and the “Letters of Credit” (as defined in the Canadian Credit Agreement), and the termination or payment of all “Bankers’ Acceptances” (as defined in the Canadian Credit Agreement) and (ii) the scheduled maturity of such Subordinate Debt or the Senior Notes, as applicable; (b) make any prepayment of interest prior to the time that such interest is due except as expressly permitted by the terms hereof and by the terms of the loan documentation evidencing or governing such Subordinated Debt or the Senior Notes, as applicable; (c) permit (X) the outstanding principal balance of all Subordinated Debt permitted pursuant to Subsection 7.1(b) (including, for sake of clarity, the Existing Subordinated Debt) to exceed U.S.$100,000,000 at any time and (Y) the outstanding principal balance of all Indebtedness permitted pursuant to Sections 7.1(b) (including, for sake of clarity, the Existing Subordinated Debt), 7.1(o) and 7.1(p) to exceed U.S.$520,000,000 at any time; or (d) make any delivery on or with respect to the Falcon Seaboard Settlement Agreement, except as expressly permitted by the terms of the Falcon Seaboard Settlement Agreement; provided, however, that the Borrower and/or any Subsidiaries may (x) deliver gas volumes at any time and from time to time prior to the stated delivery date thereof by Borrower or any Affiliate of Borrower, or settle in cash at any time and from time to time the Borrower’s obligations, under the Falcon Seaboard Settlement Agreement, and (y) prepay or repay at any time and from time to time all or a portion of the principal of, interest on and Make-Whole Amount (as defined in the Subordinated Note Purchase Agreement) of the Existing Subordinate Debt and/or other Subordinated Debt or Senior Notes prior to the scheduled maturity thereof, and may repay the Existing Subordinate Debt or other Subordinated Debt or Senior Notes on or after the maturity date therefor, in each instance so long as, and only so long as, both immediately before and after giving effect thereto, no Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing or results therefrom. Notwithstanding anything to the contrary contained in any Combined Loan Document, the Borrower shall be permitted to extend, renew,

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refinance or replace the Existing Subordinate Debt or Senior Notes at any time so long as the final maturity date of any such extension, renewal, refinancing or replacement is no earlier than six (6) months after the Maturity Date.”

II. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

III. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

(i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

(ii) Each of the Combined Loan Parties (a) is a corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act and (ii) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.

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(iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (ii) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

(v) Neither a Default nor an Event of Default has occurred or will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(vi) No event or events have occurred since December 31, 2003 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

IV. Defined Terms. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

V. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

VI. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.

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VII. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

VIII. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

IX. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

X. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).

XI. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent, and the other “agents” under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.

By:	/s/ MarLu S. Hiller
Name:	MarLu S. Hiller
Title:	Treasurer and Assistant Secretary

CANADIAN BORROWER

MGV ENERGY INC.

By:	/s/ MarLu S. Hiller
Name:	MarLu S. Hiller
Title:	Treasurer and Assistant Secretary

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AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

[Quicksilver – Fifth Amendment]

BNP PARIBAS, as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Brian M. Malone
Name:	Brian M. Malone
Title:	Managing Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Vice President

[Quicksilver – Fifth Amendment]

BANK OF AMERICA, N.A., as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

[Quicksilver – Fifth Amendment]

FORTIS CAPITAL CORP., as the Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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THE BANK OF NOVA SCOTIA, as a Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Nadine Bell
Name:	Nadine Bell
Title:	Senior Manager

[Quicksilver – Fifth Amendment]

COMERICA BANK, as a U.S. Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President

[Quicksilver – Fifth Amendment]

THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Robert E. Poirrier Jr.
Name:	Robert E. Poirrier Jr.
Title:	Vice President

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CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Vice President

By:	/s/ Bertrand Cord’homme
Name:	Bertrand Cord’homme
Title:	Director

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CIBC INC., as a U.S. Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Markets Corp.
Authorized Signatory
CIBC Inc.

[Quicksilver – Fifth Amendment]

COMPASS BANK, as a U.S. Lender

By:	/s/ Murray E. Brasseaux
Name:	Murray E. Brasseaux
Title:	Executive Vice President

[Quicksilver – Fifth Amendment]

STERLING BANK, as a U.S. Lender

By:	/s/ Melissa A. Bauman
Name:	Melissa A. Bauman
Title:	Senior Vice President

[Quicksilver – Fifth Amendment]

TORONTO DOMINION (TEXAS) LLC (as successor in interest to Toronto Dominion (Texas), Inc.), as a U.S. Lender

By:	/s/ Jim Bridwell
Name:	Jim Bridwell
Title:	Authorized Signatory

[Quicksilver – Fifth Amendment]

HARRIS NESBITT FINANCING, INC., as a U.S. Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

[Quicksilver – Fifth Amendment]

SOCIETE GENERALE, as a U.S. Lender

By:	/s/ Graeme R. Bullen
Name:	Graeme R. Bullen
Title:	Director

[Quicksilver – Fifth Amendment]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

[Quicksilver – Fifth Amendment]

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

By:	/s/ Krista McLeod
Name:	Krista McLeod
Title:	Assistant Vice President

[Quicksilver – Fifth Amendment]

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

[Quicksilver – Fifth Amendment]

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Shari Sentner
Name:	Shari Sentner
Title:	Associate Director

[Quicksilver – Fifth Amendment]

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert C. Rosen
Name:	Robert C. Rosen
Title:	Vice President

[Quicksilver – Fifth Amendment]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Director

By:	/s/ David J. Swain
Name:	David J. Swain
Title:	Managing Director

[Quicksilver – Fifth Amendment]

TORONTO DOMINION BANK, as a Canadian Lender

By:	/s/ Parin Kanji
Name:	Parin Kanji
Title:	Manager, Corporate Credit Administration

[Quicksilver – Fifth Amendment]

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

[Quicksilver – Fifth Amendment]

SOCIETE GENERALE (CANADA), as a Canadian Lender

By:	/s/ Benoit Desmarais
Name:	Benoit Desmarais
Title:	Managing Director

By:	/s/ Richard Audet
Name:	Richard Audet
Title:	Managing Director & Treasurer

[Quicksilver – Fifth Amendment]

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Doug Clark
Name:	Doug Clark
Title:	Senior Vice President

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[Quicksilver – Fifth Amendment]